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                                                                                                                    Exhibit 5(a)(2)

[LOGO OF PACIFIC LIFE]                              Pacific Life Insurance Company                                    PACIFIC VALUE
                                                P.O. Box 7187 . Pasadena, CA 91109-7187                Variable Annuity Application
                                                  www.PacificLife.com . (800) 722-2333

MAILING INSTRUCTIONS: Send this completed       APPLICATIONS WITH PAYMENT                APPLICATIONS WITHOUT PAYMENT:
                      application as follows:   (and/or additional payments):            Regular Mail Delivery:
                                                Regular Mail Delivery:                   Pacific Life Insurance Company,
                                                Pacific Life Insurance Company,          P.O. Box 7187,
                                                P.O. Box 100060,                         Pasadena, CA 91109-7187
                                                Pasadena, CA 91189-0060                  Express Mail Delivery:
                                                Express Mail Delivery:                   Pacific Life Insurance Company,
                                                Pacific Life Insurance Company,          1111 S. Arroyo Parkway, Ste. 205,
If you need assistance in completing            C/O FCNPC, 1111 S. Arroyo Parkway,       Pasadena, CA 91105
this form, please call (800) 722-2333.          Ste. 150, Pasadena, CA 91105

1. OWNER   If trust is owner, also complete Trust Agreement Certification form. Check product guidelines for maximum issue age.
____________________________________________________________________________________________________________________________________

Name  (First, Middle Initial, Last)                                    Birth Date  (mo/day/yr)              Sex
                                                                       _____/_____/___________              [_] M  [_] F

____________________________________________________________________________________________________________________________________

Street Address                           City, State, ZIP Code                                              SSN/TIN

____________________________________________________________________________________________________________________________________


ADDITIONAL OWNER   Not applicable for qualified contracts.   Check One:  [_] Joint   [_] Contingent
____________________________________________________________________________________________________________________________________

Name  (First, Middle Initial, Last)                                    Birth Date  (mo/day/yr)              Sex
                                                                       _____/_____/___________              [_] M  [_] F

____________________________________________________________________________________________________________________________________

Street Address                           City, State, ZIP Code                                              SSN/TIN

____________________________________________________________________________________________________________________________________

2. ANNUITANT  If owner(s) and annuitant(s) are the same, it is not necessary to complete this section. Check product guidelines for maximum issue age.
____________________________________________________________________________________________________________________________________

Name  (First, Middle Initial, Last)                                    Birth Date (mo/day/yr)               Sex
                                                                       _____/_____/___________              [_] M  [_] F

____________________________________________________________________________________________________________________________________

Street Address                           City, State, ZIP Code                                              SSN

____________________________________________________________________________________________________________________________________

ADDITIONAL ANNUITANT   Complete this section to name additional annuitant. Not applicable for qualified contracts.
                       Check One: [_] Joint  [_] Contingent
____________________________________________________________________________________________________________________________________

Name  (First, Middle Initial, Last)                                    Birth Date (mo/day/yr)               Sex
                                                                       _____/_____/___________              [_] M  [_] F

____________________________________________________________________________________________________________________________________

Street Address                           City, State, ZIP Code                                              SSN

____________________________________________________________________________________________________________________________________

3. BENEFICIARIES   If no boxes are checked, default will be joint primary beneficiaries. Unless otherwise indicated, proceeds will be divided equally. Use Special Requests section to provide additional beneficiaries or beneficiary information.
____________________________________________________________________________________________________________________________________

Name  (First, Middle Initial, Last)                                  [_] Primary          Relationship        Percentage
                                                                     [_] Contingent                                      %
____________________________________________________________________________________________________________________________________

Name  (First, Middle Initial, Last)                                  [_] Primary          Relationship        Percentage
                                                                     [_] Contingent                                      %
____________________________________________________________________________________________________________________________________

4. CONTRACT TYPE   Select ONE.                                                              Qualified Contract Payment Type
____________________________________________________________________________________________________________________________________

[_] Non-Qualified   [_] SIMPLE IRA/1/           [_] Custodial IRA      [_] 457            If no year is indicated, contribution
[_] Conduit IRA     [_] SEP-IRA                 [_] 401(a) Pension/2/  [_] Keogh/HR10/2/  defaults to current tax year.
[_] IRA             [_] Contributory Roth IRA   [_] 401(k)/2/          [_] TSA/403(b)/3/  [_] Transfer......$____
                                                                                          [_] Rollover......$____
[_] Conversion Roth IRA   Conversion Date   ____/____/________                            [_] Contribution..$____ for tax year _____

/1/ Complete Roth/SIMPLE form.      /2/ Complete Qualified Plan Certification form.       /3/ Complete TSA Certification form.
____________________________________________________________________________________________________________________________________

5. INITIAL PURCHASE PAYMENT        6. OPTIONAL DEATH BENEFIT                                          7. OPTIONAL GUARANTEED
Indicate the form of               Subject to state availability.  Annuitant(s) must not be           INCOME ADVANTAGE (GIA)
initial payment.                   over 75 at issue. If an option  ____________________________       Subject to state availability.
Check payable to Pacific           is not selected, the standard   [_] Standard Death Benefit         Annuitant(s) must not be
Life Insurance Company.            death benefit is the default.   [_] Stepped-Up Death Benefit       over 80 at issue.  _______
_______________________________                                    [_] Premier Death Benefit                             [_] GIA
[_] 1035 exchange/est. transfer                                    ____________________________                          _______
$____ [_] Amt. enclosed $______
_______________________________

8. REPLACEMENT   Will the purchase of this annuity result in the replacement, termination or change in value of any existing life
insurance or annuity in this or any other company?  ______________   If yes, provide the information below and attach any required
                                                    [_] Yes [_] No   state replacement and/or 1035 exchange/transfer forms. Use the
                                                    ______________   Special Requests section for additional insurance companies and contract numbers.
____________________________________________________________________________________________________________________________________

Insurance Company Name                      Contract Number       Contract Type Being Replaced
                                                                  [_] Life Insurance     [_] Fixed Annuity     [_] Variable Annuity
____________________________________________________________________________________________________________________________________

9. TELEPHONE/ELECTRONIC AUTHORIZATION   I will receive this privilege automatically.   By checking "yes," I am authorizing and
directing Pacific Life to act on telephone or electronic instructions from any other person(s) who can furnish proper identification. Pacific Life will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, Pacific Life and its affiliates and their directors, trustees, officers, employees,
representatives and/or agents, will be held harmless for any claim, liability, loss or cost.   [_] Yes

10. ELECTRONIC DELIVERY AUTHORIZATION  By checking "yes," I authorize Pacific Life to provide my statements, prospectuses and other information electronically. I understand that I must have internet access to use this service and there may be access fees charged by the internet service provider.  [_] Yes
____________________________________________________________________________________
Email address:_______________________________________@___________________.__________                 [BAR CODE]
____________________________________________________________________________________

25-12510                                    PRUDENTIAL SECURITIES                                    *1498-1A1*
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11. SPECIAL REQUESTS  If additional space is needed, attach letter signed and dated by owner(s).
________________________________________________________________________________

________________________________________________________________________________

12. ALLOCATION OPTIONS  Use whole percentages only. Allocations must equal 100%.

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
Manager:                  Portfolio:           Manager:                       Portfolio:
___% AIM ................ Blue Chip            ___% Lazard .................. International Value
___  AIM ................ Aggressive Growth    ___  MFS ..................... Capital Opportunities
___  Alliance Capital ... Aggressive Equity    ___  MFS ..................... Global Growth
___  Alliance Capital ... Emerging Markets     ___  Mercury Advisors ........ Equity Index
___  Capital Guardian ... Diversified Research ___  Mercury Advisors ........ Small-Cap Index
___  Capital Guardian ... Small-Cap Equity     ___  Morgan Stanley   ........ REIT
___  Goldman Sachs ...... I-Net Tollkeeper     ___  PIMCO ................... Inflation Managed
___  INVESCO ............ Financial Services   ___  PIMCO ................... Managed Bond
___  INVESCO ............ Health Sciences      ___  Pacific Life ............ Money Market
___  INVESCO ............ Technology           ___  Pacific Life ............ High Yield Bond
___  INVESCO ............ Telecommunications   ___  Pacific Life ............ Fixed
___  J.P. Morgan ........ Multi-Strategy       ___  Prudential Investments .. SP Prudential
___  J.P. Morgan ........ Equity Income                                        U.S. Emerging Growth
___  Janus .............. Strategic Value      ___  Jennison Associates ..... Value
___  Janus .............. Growth LT            ___  Jennison Associates ..... Prudential Jennison
___  Janus .............. Focused 30           ___  Jennison Associates ..... SP International Growth
___  Lazard ............. Mid-Cap Value        --------------------------
                                               ___  TOTAL MUST EQUAL 100%
                                               --------------------------
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13. STATEMENT OF APPLICANT  I received prospectuses for this variable annuity contract. After reviewing my financial background with my agent, I believe this contract will meet my insurable needs and financial objectives. If applicable, I considered the appropriateness of full or partial replacement of any existing life insurance or annuity. I understand that as a result of the investment experience of the variable investment options, my contract value may increase or decrease and is not guaranteed. I discussed the fees and charges for this contract with my agent, including withdrawal charges.

If there are joint applicants, the issued contract will be owned by the joint applicants as Joint Tenants With Right of Survivorship and not as Tenants in Common.

My signature certifies that the taxpayer identification number is correct. The following sentence applies only if you are not subject to withholding. I am not subject to backup withholding either because: 1) I am exempt; 2) I have not been notified that I am subject to backup withholding resulting from failure to report all interest or dividends; 3) I have been notified that I am no longer subject to backup withholding. The IRS does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.

These states require insurance companies to provide a fraud warning statement. Please refer to the fraud warning statement for your state as indicated below. Please check for state product availability.

Colorado It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Services.

New Jersey Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

Virginia It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

Washington Any person who knowingly presents a false or fraudulent claim for payment of a loss or knowingly makes a false statement in an application for insurance may be guilty of a criminal offense under law.

All Other States: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which may be a crime and may subject such person to criminal and civil penalties.

_______________________________________________________________
Signed at: City             State           Solicited at: State
                            _____ _____     ______  ______
_______________________________________________________________
            ___________________________________________________________________
            Owner's Signature                                 Date
[Sign here]                                                   ____/____/_______
            ___________________________________________________________________
            Joint Owner's Signature if applicable             Date
[Sign here]
            ___________________________________________________________________

14. AGENT'S STATEMENT Do you have reason to believe that any existing life insurance or annuity has been (or will be) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the contract applied for will be issued?
[_] Yes  [_] No  [MUST CHECK ONE]  If yes, explain in Replacement Section.

I have explained to the applicant how the annuity will meet their insurable needs and financial objectives.

I have discussed the appropriateness of replacement, and followed Pacific Life's written replacement guidelines.

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            ________________________________________________________________________________________
            Soliciting Agent's Signature    Print Agent's Full Name              Agent's ID Number
[Sign Here]
            ________________________________________________________________________________________
____________________________________________________________________________________________________
Agent's Phone Number                        Agent's E-Mail Address               Option
                                                                                 [_] A  [_] B [_] C
____________________________________________________________________________________________________
_______________________________________________________________________________
Broker/Dealer's Name                        Brokerage Account Number  Optional.
                                                                                      [BAR CODE]
_______________________________________________________________________________

25-12510                             PRUDENTIAL SECURITIES                            *1498-1A2*
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